UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

MSP Recovery, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39445	84-4117825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Le Jeune Road Floor 10
Coral Gables, Florida		33134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 614-2222

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LIFW	The Nasdaq Global Market
Redeemable warrants, each lot of 25 warrants is exercisable for one share of Class A common stock at an exercise price of $287.50 per share	LIFWW	The Nasdaq Global Market
Redeemable warrants, each lot of 25 warrants is exercisable for one share of Class A common stock at an exercise price of $0.0025 per share	LIFWZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2024, MSP Recovery, Inc. d/b/a LifeWallet (the “Company”) held its 2024 Annual Meeting (the “2024 Annual Meeting”) pursuant to the Proxy Statement filed with the SEC on May 15, 2024 (“Proxy Statement”) and mailed on or about May 15, 2024 to LifeWallet stockholders of record at the close of business on April 29, 2024 (the “Record Date”).

Stockholders holding 132,382,525 shares of the Company’s Common Stock (approximately 94.58%) were present at the 2024 Annual Meeting in person or by proxy. Each such stockholder was entitled to one vote for each share of common stock held by such stockholder on the Record Date, and the holders of the Company’s common stock voted together for the election of directors and the other proposals presented to them at the 2024 Annual Meeting.

As more fully described in the Proxy Statement, the following matters were submitted to the Company’s stockholders at the 2024 Annual Meeting: (i) to re-elect the two Class II directors of the Company as Class II directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal; and (ii) to ratify the appointment of Deloitte as the independent registered public accounting firm of the Company for the 2024 fiscal year.

See “ABOUT THE MEETING” in the Proxy Statement for the standards applicable in the 2024 Annual Meeting.

Results of the two proposals:

(i) To re-elect the two Class II directors of the Company as Class II directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal:

	For	Against	Abstain
Michael F. Arrigo	128,482,180	0	165,634
Thomas Hawkins	128,578,011	0	69,803

Having received a majority of the votes cast, Michael F. Arrigo and Thomas Hawkins were reelected as Class II directors of the Company, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal.

(ii) To ratify the appointment of Deloitte as the independent registered public accounting firm of the Company for the 2024 fiscal year:

For	Against	Abstain
132,177,217	37,526	167,782

Having received affirmative votes from a majority of the votes cast, the appointment of Deloitte, LLP as the independent registered public accounting firm of the Company for the 2024 fiscal year was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP Recovery, Inc.

Date:	June 26, 2024	By:	/s/ Alexandra Plasencia
Alexandra Plasencia, General Counsel